SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934
                       (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting  Material Pursuant to 240.14a-11(c)  or  240.14a-
     12

                  CARDINAL BANKSHARES CORPORATION
        (Name of Registrant as Specified In Its Charter)

                              N.A.
           (Name of Person(s) Filing Proxy Statement
                 if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee  computed  on table below per Exchange  Act  Rules  14a-
     6(i)(4) and 0-11.

                    Not Applicable.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    Not Applicable.





                         March 27, 1998






Dear Stockholder:

You  are  cordially  invited  to attend  the  annual  meeting  of
stockholders  of  Cardinal Bankshares Corporation.   The  meeting
will begin at 2:00 p.m. on Wednesday, April 22, 1998, at The Bank of Floyd Community Room, Floyd, Virginia.

Please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

You are also invited to remain after the meeting for light refreshments and visiting. If you plan to attend, please include the enclosed card with your proxy.

                              Very truly yours,



                              Leon Moore
                              President



                CARDINAL BANKSHARES CORPORATION
                    101 Jacksonville Circle
                          P.O. Box 215
                     Floyd, Virginia  24091

             PROXY SOLICITED BY BOARD OF DIRECTORS

      The undersigned hereby appoints William R. Rakes, C.W. Harman, and Ronald Leon Moore or any one or more of them, as proxies, with full power of substitution, to vote all common stock of the undersigned at the Annual Meeting of Stockholders of the Corporation, to be held on April 22, 1998, at 2:00 p.m., and at any adjournment thereof, as follows:

(1) To vote FOR election to the Board of Directors of all nominees listed below as a group, unless you insert the word "NO" at the end of this sentence. If you insert the word "NO", you will withhold such authority and cause your shares not to be voted in favor of anyone in the group.
     _________________.

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE  BY
LINING  THROUGH OR OTHERWISE STRIKING OUT HIS NAME  BELOW.   Your
proxy will then be voted for all nominees not so marked.

Nominees for Directors to serve until the 1999 Annual Meeting of Stockholders and until their successors are elected and have qualified, (or if sooner, until their retirement dates under the director retirement policy adopted by the Board of Directors) are:

               K. Venson Bolt           Kevin D. Mitchell
               J.H. Conduff             Ronald Leon Moore
               W.R. Gardner, Jr.        Dorsey H. Thompson
               C.W. Harman

(2)  To  vote  for  appointment of Larrowe, Cardwell  &  Company,
     L.C., as independent auditor of the Corporation for the year
     1998, unless one of the following two alternatives is chosen: AGAINST ( ); ABSTAIN ( ).

(3) To vote upon such other business as may be properly brought before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.

IF AUTHORITY IS NOT WITHHELD, OR IF NO CHOICE IS SPECIFIED, THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL NOMINEES
NAMED ABOVE TO BE ELECTED TO THE BOARD OF DIRECTORS AND FOR APPOINTMENT OF LARROWE, CARDWELL & COMPANY, L.C. AS INDEPENDENT AUDITOR FOR THE CORPORATION FOR 1998.

Please  sign your name(s) exactly as shown imprinted hereon.   If
acting as executor or trustee or otherwise in a fiduciary capacity, please sign as such fiduciary.

                            _____________________________________
                                   Signature of Stockholder

                            _____________________________________
                                   Signature of Stockholder

                            Date:________________________________


                CARDINAL BANKSHARES CORPORATION
                    101 Jacksonville Circle
                          P.O. Box 215
                     Floyd, Virginia  24091

         NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of Cardinal Bankshares Corporation:

      NOTICE is hereby given that the 1998 Annual Meeting of Stockholders of Cardinal Bankshares Corporation will be held at The Bank of Floyd Community Room, Floyd, Virginia, on April 22,
1998, at 2:00 p.m. for the following purposes:

          (1)  Electing Directors for the ensuing year.

          (2)  Approving appointment of the Corporation's

          independent auditor for the year 1998.

          (3) Transacting such other business as may properly come before the meeting, or any adjournments thereof.

      Only stockholders of record at the close of business on March 23, 1998, are entitled to notice of and to vote at such meeting, or any adjournments thereof.

       Your   attention  is  directed  to  the  Proxy   Statement
accompanying this notice for a more complete statement regarding matters proposed to be acted upon at the meeting.

      To ensure that your shares are represented at the meeting, please fill in, date, sign, and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable at any time prior to its exercise.

                              By Order of the Board of Directors




March 27, 1998
                CARDINAL BANKSHARES CORPORATION
                    101 Jacksonville Circle
                          P.O. Box 215
                     Floyd, Virginia  24091

                        PROXY STATEMENT
            FOR 1998 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD
                         APRIL 22, 1998

      The Board of Directors of Cardinal Bankshares Corporation (the Corporation") solicits the enclosed proxy to be used at the 1998 Annual Meeting of Stockholders to be held at The Bank of Floyd Community Room, 101 Jacksonville Circle, Floyd, Virginia, on Wednesday, April 22, 1998, at 2:00 p.m., and at any adjournment thereof.

      The cost of solicitation of proxies will be borne by the Corporation. Solicitations will be made only by mail, except that, if necessary, officers and regular employees of the Corporation and The Bank of Floyd may make solicitations of proxies by telegram, telephone or personal calls. Brokerage houses and other nominees may request that copies of the proxy soliciting material be furnished to them for mailing to the beneficial owners of the stock held of record by such brokerage houses and nominees. The Corporation may reimburse them for their reasonable expenses in this connection.

      All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with the instructions therein contained, if any. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof. Directors are elected by a plurality of votes properly cast, assuming a quorum is present. All matters coming before the meeting will be approved if the votes favoring such matter exceed those opposing it. Abstentions and broker non-votes will have no direct effect on the election of directors or any other matter which may be considered.

       An Annual Report to Stockholders, including the Corporation's financial statements for the year ended December 31, 1997, accompanies this proxy statement. This proxy statement and the accompanying proxy are first being sent or delivered to stockholders of the Corporation on or about March 27, 1998.

       As of March 23, 1998, the Corporation had 511,911 outstanding shares of its common stock, each of which is entitled to one vote at the Annual Meeting. Only stockholders of record at the close of business on March 23, 1998, will be entitled to vote at the meeting, or any adjournment thereof.

                ITEM 1:    ELECTION OF DIRECTORS

      At the meeting, seven Directors will be elected, to serve until the 1999 Annual Meeting of Stockholders, or if sooner, until their retirement dates under the director retirement policy adopted by the Board of Directors.

      In the event that any nominee becomes unavailable for election, any proxy voted in his favor will be voted for a substitute nominee. However, the Board of Directors does not anticipate that any nominee will be unavailable for election, and all have consented to be named and to serve if elected. Each nominee hereinafter named has been recommended for election by the Board of Directors.


                INFORMATION CONCERNING NOMINEES

                                             Principal Occupation
                                                and Principal
                              Director        Business Conducted
     Name           Age         Since           Past Five Years

K. Venson Bolt      72          3/12/96       Vice Chairman, The
                                              Bank   of   Floyd;
                                              Farmer

J.H. Conduff        77          3/12/96      Chairman   of    the
                                             Corporation and  The
                                             Bank    of    Floyd;
                                             Dentist

W.R. Gardner, Jr.   55          3/12/96      Director  of   Pupil
                                             Personnel,     Floyd
                                             County        Public
                                             Schools

C.W. Harman         74          3/12/96      Retired Farmer and
                                             Merchant

Kevin D. Mitchell   59          3/12/96      Dairy Farmer


Ronald Leon Moore   56           3/12/96     President and  Chief
                                             Executive Officer of
                                             the Corporation and
                                             The Bank of Floyd

Dorsey H. Thompson  68          3/12/96      Farmer


                     EXECUTIVE COMPENSATION

      The following table sets forth the compensation of the Corporation's Chief Executive Officer for the fiscal year ended
December 31, 1997, 1996 and 1995. No other officer received in excess of $100,000 for the current year.

                   Summary Compensation Table

Name and Capacity                            All Other
in Which Served       Year     Salary        Compensation<F1>
Ronald Leon Moore,    1997     $103,500.00        --
President and Chief   1996     $ 97,700.00   $ 2,940.00
Executive Officer     1995     $ 94,600.00   $ 2,940.00

_____________________
<F1>  Employer contribution to the Corporation's pension plan for the years indicated.


            DIRECTORS MEETINGS, COMMITTEES AND FEES

     Directors of the Corporation currently receive a fee of $200 for each board meeting attended and $60 for each committee meeting attended. The Board of Directors held seven meetings during the last fiscal year. All incumbent directors attended at least 75 percent of the aggregate number of meetings held by the Board and meetings of committees on which they served.

      The Board of Directors has appointed an Audit Committee consisting of the following nonemployee directors: K. Venson Bolt, W.R. Gardner, Jr., Kevin D. Mitchell and Dorsey H. Thompson. The Audit Committee, which met seven times during 1997, reviews the financial records and reports of the Bank and each of its affiliates.

     The Board of Directors has appointed a Nominating Committee, consisting of Kevin D. Mitchell, K. Venson Bolt and W.R. Gardner, Jr., to consider nominees to stand for election to the Board of Directors. This committee met one time during 1997. The Nominating Committee has no formal procedure for considering nominees proposed by the shareholders. The Board of Directors has not created a Compensation Committee.


                   OWNERSHIP OF COMMON STOCK

      The following stockholder beneficially owns in excess of five percent of the outstanding common stock of the Corporation.

Name and Address of     Amount and Nature of     Percent of Class
  Beneficial Owner      Beneficial Ownership
Joseph H. Conduff            51,137<F1>                       9.9
P.O. Box 113
Floyd, VA  24091

_________________
<F1>  Includes 5,280 shares owned by his wife.

The following table sets forth the beneficial ownership of the Common Stock of the Corporation as of March 23, 1998, by each director (including the Chief Executive Officer) and nominee and all directors and executive officers as a group.

 Name of Beneficial      Amount and Nature of     Percent of Class
       Owner            Beneficial Ownership<F1>
K. Venson Bolt                 2,956  <F3>                    <F2>
J.H. Conduff                  51,137  <F4>                   9.99
W.R. Gardner, Jr.                440                          <F2>
C.W. Harman                    2,034  <F5>                    <F2>
Kevin D. Mitchell              5,350  <F6>                   1.04
Ronald Leon Moore              2,055  <F7>                    <F2>
Dorsey H. Thompson             2,909  <F8>                    <F2>
All directors and             66,881                         13.06
Executive officers as
a group (7 persons)

___________________________________

<F1>  Includes  shares which may be deemed beneficially  owned  by virtue of family relationships, joint ownership, voting power or investment power.

<F2>  Less than 1 percent.

<F3>  Includes 176 shares owned with his wife.

<F4>  Includes 5,280 shares owned by his wife.

<F5>  Includes 1,586 shares owned with his wife.

<F6>  Includes 220 shares owned by his wife, 246 shares owned with his wife, and 220 shares owned for his son.

<F7>  Includes  1,100  shares owned by his wife,  and  388  shares owned with his wife.

<F8>  Includes 946 shares owned with his wife.

    Section 16(a) Beneficial Ownership Reporting Compliance

      Based on a review of the forms submitted to the Corporation during or with respect to its fiscal year ended December 31, 1997, no person required to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 failed to file any such report on a timely basis during that year.


                      CERTAIN TRANSACTIONS

      Some of the directors and officers of the Corporation and their families are at present, as in the past, customers of the Corporation, and have had and expect to have transactions with the Corporation in the ordinary course of business. In addition, some of the directors and officers of the Corporation are at present, as in the past, also directors and officers of corporations which are customers of the Corporation and which have had an expect to have transactions with the Corporation in the ordinary course of business. Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

          ITEM 2:  APPOINTMENT OF INDEPENDENT AUDITOR

      Larrowe, Cardwell & Company, L.C. is being recommended to the stockholders of the Corporation for appointment as independent auditor for the year ending December 31, 1998. Representatives of this firm are expected to attend the meeting and have the opportunity to make a statement and respond to appropriate questions from stockholders.

                 STOCKHOLDER PROPOSALS FOR 1999

     If any eligible stockholder intends to present a proposal at the 1999 Annual Meeting of Stockholders, such proposal must be received by the Corporation at its principal executive office, 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia, on or before December 1, 1998. Otherwise, such proposal will not be considered for inclusion in the Corporation's proxy statement for such meeting.
                         MISCELLANEOUS

      All properly executed proxies received by the Corporation will be voted at the meeting in accordance with the instructions contained therein.

      The Board of Directors knows of no matter not identified herein which may properly come before the meeting for action. However, if any other matter does properly come before the meeting, the person or persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

      You are urged to execute and return promptly the enclosed form of proxy.